OPPENHEIMER MIDCAP FUND/VA

Supplement dated April 3, 2009 to the

Prospectus dated April 29, 2008

This supplement amends the prospectus of Oppenheimer MidCap Fund/VA (the "Fund") dated April 29, 2008. It replaces the supplements dated August 29, 2008 and November 13, 2008.

The Prospectus is revised as follows:

1.	The section titled "How the Fund is Managed - Advisory Fees" on page 8 is deleted in its entirety and is replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for its fiscal year ended December 31, 2007, was 0.68% of the Fund's average annual net assets for each class of shares.

Effective September 1, 2008 through August 31, 2009, the Manager has voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund's average daily net assets if the Fund's trailing one-year total return performance is in the fourth or fifth quintile of the Fund's Lipper peer group as of August 31, 2008. However, if the Fund's trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during this waiver period, improves to the third or higher quintile of the Fund's Lipper peer group, the advisory fee reduction will be terminated effective the following business day. This advisory fee reduction is a voluntary undertaking and may be terminated by the Manager at any time.

Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund's average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2008.

2.	Effective November 17, 2008, the section "How the Fund Is Managed – Portfolio Manager" beginning on page 8 is deleted in its entirety and is replaced by the following:

Portfolio Manager. The Fund's portfolio is managed by Ronald J. Zibelli, Jr., who is primarily responsible for the day-to-day management of the Fund's investments.

Mr. Zibelli, CFA, has been a Vice President of the Manager since May 2006 and portfolio manager of the Fund since November 2008. Prior to joining the Manager, he was a Managing Director and Small Cap Growth Team Leader at Merrill Lynch Investment Managers from February 2000 to May 2006. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli was a Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management at Chase Manhattan Bank. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

April 3, 2009                                                                                                                                PS0620.006